Exhibit  10.41
                             OFFICE LEASE AGREEMENT

THIS LEASE made MAY 27,1999, between H&L REALTY AND MANAGEMENT COMPANY, Agent for owners (NAME) FLAMINGO FOUNTAINS of 3885 SOUTH DECATUR BOULEVARD, Las Vegas, Nevada (LESSOR) and NETTAXI ONLINE COMMUNITIES (LESSEE). On the covenants and conditions of this Lease, LESSOR Leases to LESSEE and LESSEE Leases from LESSOR a total of approximately FIVE HUNDRED EIGHTY (580) square feet of floor space ("LEASED PREMISES") on the FIRST (1ST) floor of 3885 SOUTH DECATUR BOULEVARD, SUITE 1050, LAS VEGAS, NEVADA 89103 ("BUILDING").
The LEASED PREMISES is more specifically indicated on EXHIBIT "A" attached hereto and incorporated by this reference. The LEASED PREMISES shall include the exterior walls, ceiling, floor, recessed entryways, exterior and interior sides of doors and windows enclosing the space and all plumbing, electrical, heating, air conditioning, sprinklers and other fixtures and equipment, ducts, pipes and other appurtenant things within such space.

The term of this Lease shall be ONE (1) years, commencing the 1ST day of JUNE, 1999, and shall terminate on the LAST day of MAY, 2000.

The  parties  agree  as  follows:
(1) LEASE RENTAL: LESSEE agrees to pay minimum monthly rent to LESSOR at such place as LESSOR may designate, without deduction or offset. LESSOR agrees to accept as minimum monthly rent for the Leased Premises TWELVE (12) months rent in equal monthly installments of SIX HUNDRED THIRTY-EIGHTAND 00/100 ($638.00) dollars, payable in advance on the first day of each month during the term of this Lease.The amount of TWO THOUSAND TWO HUNDRED NINE AND 80/100 ($2,209.80) dollars OF WHICH $638.00 IS THE FIRST MONTH'S RENT, $98.60 IS THE FIRST MONTH'S CAMS AND $1,473.20 IS THE SECURITY DEPOSIT, has been paid to LESSOR upon the execution of the Lease receipt of which is hereby acknowledged, as and for first month's rental.
     RENT DEFINED. The terms "rent" and "rental" as used herein and elsewhere throughout this Lease shall be deemed to be and mean the minimum monthly rent, any additional rents, any rental adjustments, LESSEE reimbursements, legal fees and costs incurred to enforce any provision of this Lease, and any and all other sums, no matter how designated, required to be paid by LESSEE under this Lease.
(2) LATE PAYMENT: Rent not received before 5:00 P.M. on the first day of every month during the Lease term shall be deemed to be delinquent. Any late fee incurred shall be payable to LESSOR as additional rent. (PLEASE REFER TO 16A WHICH GOVERNS THE TERMS FOR LATE PAYMENT OF RENT). LATE AND/OR LEGAL FEES ARE DUE AND PAYABLE IF RENT IS RECEIVED AFTER THE 5TH OF THE MONTH. LESSOR shall not be obligated to accept any late payment of rent unless the LESSEE also pays in addition fee of ten percent (10%) of the amount of the late rent or thirty-five dollars ($35.00) per month, whichever is greater, as compensation for the increased overhead to LESSOR caused by the late payment. All common area, taxes, insurance and other billings are due within five (5) days of the billing date and any payment therefore not received within five (5) days shall automatically accrue a ten percent (10%) late charge or thirty-five dollars ($35.00) per month, whichever is greater. The forgoing late fees are agreed by the parties to be reasonable sums necessary to compensate LESSOR for all costs and expenses that LESSOR may incur by virtue of LESSEE'S late payment. Any payment tendered to LESSOR which is dishonored upon presentation for payment shall further subject the LESSEE to a fifty dollar ($50.00) return check charge, which shall be payable to LESSOR, as additional rent, together with LESSEE'S next monthly rental payment.

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     THE  LESSOR'S  ACCEPTANCE OF A PARTIAL PAYMENT OF THE OBLIGATIONS SET FORTH
HEREIN DOES NOT AMOUNT TO AN ACCORD AND SATISFACTION NOR A WAIVER OF THE RIGHT TO THE BALANCE OF THE RENT DUE AND OWING FOR THE REMAINING MONTH OR TERM.
(3) CONSUMERS PRICE INDEX: The minimum monthly rental set forth in Section I shall be subject to be in a increased in accordance with changes in the Consumer Price Index (referred to herein as the "Price Index" and as herein defined). The minimum monthly rent shall be adjusted in accordance with the following provisions:
     (A) The price index for the month of MAY immediately preceding the commencement date shall be designated as the Base Price Index;
     (B) As of the first day of each full Lease year, the monthly rental set forth in Section 1 shall be adjusted by multiplying such monthly rental by a fraction, the numerator of which is the Price Index for the prior month of MAY and the denominator of which is the Base Price Index. LESSEE shall pay the adjusted minimum monthly rental until the rent is readjusted pursuant to this Subsection B for the following Lease year; and
     (C) No such adjustment shall reduce the minimum monthly rental below the minimum monthly rental specified in Section 1. For purposes hereof "Consumer Price Index" or "Price Index" shall mean the average for "all items" shown on the Los Angeles, Long Beach, Anaheim, California area. All urban consumers (including single workers), all items, groups, subgroups, and special groups of items" 'as promulgated by the Bureau of Labor Statistics of the U.S. Department of Labor. Should the Bureau discontinue the publication of the above index, or publish same less frequently, or alter same in some other manner, then Lessor shall adopt a substitute index or substitute procedure which reasonably reflects and monitors consumer prices.
(4) DELAY IN DELIVERY OF POSSESSION: If LESSOR, for any reason whatsoever, cannot deliver possession of the Leased Premises to LESSEE at the commencement of the term of this Lease, the Lease shall not be void or voidable, nor shall LESSOR be liable to LESSEE for any loss or damage resulting therefrom, but in this event there shall be a proportionate reduction of rent covering the period between the commencement of the term and the time when LESSOR can deliver possession. The term of this Lease shall be extended by such delay.
(5) IMPROVEMENTS: Any alterations, additions or improvements to or of the Leased Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall air once become a part of the realty and shall be surrendered with the Leased Premises unless LESSOR otherwise elects at the end of the term hereof.
     At the expiration of this Lease, LESSEE shall surrender the Leased Premises in the same condition as it was upon delivery of possession thereto under this Lease reasonable wear and tear excepted, and shall deliver all keys to LESSOR. Before surrendering the Leased Premises, LESSEE shall remove all of its personal property and trade fixtures and such alterations or additions to the Leased Premises made by LESSEE as may be specified for removal by LESSOR, and shall repair any damage caused by such property or the removal thereof. If LESSEE fails to remove its personal property and fixtures upon the expiration of this Lease, the same shall be deemed abandoned and shall become the property of LESSOR.

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(6)     USE  OF  PREMISES: The Leased Premises may be used and occupied only for
COMPUTER ON-LINE SALES, SERVICE AND SIMILAR OFFICE USE and for no other purpose or purposes, without LESSOR'S prior written consent. LESSEE shall promptly comply with all laws, ordinances, orders and regulations affecting, the Leased Premises and their cleanliness, safety, occupation and use. LESSEE shall not do or permit anything to be done in or about the Leased Premises, or bring to keep anything in the Leased Premises that will in any way increase the fire insurance upon the Building. LESSEE will not perform any act to or carryon any practice that may injure the Building or be a nuisance or menace or permit any outside storage on or about the Leased Premises. It is understood and agreed by Lessee that this Lease contains no restrictive covenants for exclusive use rights in favor of LESSEE.
(7) ENTRY BY LESSOR: LESSOR and its authorized representative shall have the right to enter tile Leased Premises at all reasonable times upon 24 hours notice for any of the following purposes: (a) to determine whether the Leased Premises are in good condition and whether LESSEE is complying with its obligations under this Lease; (b) to do any necessary maintenance or make any restoration to the Leased Premises that LESSOR has the right or obligation to perform; (c) to serve, post or keep posted any notices required or allowed under the provisions of this Lease; (d) to post "for sale" signs at any time during the term, to post "for rent" or "for Lease" signs during the last six months of the term or during any period while LESSEE is in default; (e) to show the Leased Premises to prospective brokers, agents, buyers, lessees, or persons interested in an exchange, at any time during the term; (f) to shore up the Building or to erect scaffolding and protective barricades and to do any other act or thing necessary for the safety or the preservation of the Leased Premises. LESSOR may enter the Leased Premises at any time, without notice, in the event of an actual or believed emergency. LESSOR shall at all times have and retain a key with which to unlock all of the doors at the Leased Premises, excluding LESSEE'S vaults and safes, and
LESSOR shall have the right to use any and all means which LESSOR may deem proper to open said doors in an emergency in order to obtain entry to the Leased Premises. Any entry to the Leased Premises by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Leased Premises, or an eviction of LESSEE from the Leased Premises or any portion thereof.
     LESSOR shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising out of LESSOR's entry in the Leased Premises as provided in this Section 7, except damage resulting from the active negligence for willful misconduct of LESSOR or its authorized representatives. LESSOR shall conduct its activities on the Leased Premises, as allowed in this Section 7, in a reasonable manner and attempt to cause the least possible inconvenience annoyance or disturbance to LESSEE.
(8) COMMON AREAS DEFINED: The term "Common Areas"' means all areas and facilities outside the premises of the other LESSEES and within the exterior boundaries of 3885 SOUTH DECATUR BOULEVARD that are provided and designated by LESSOR from time to time for the general use and convenience of LESSEE and of the other LESSEES of 3885 SOUTH DECATUR BOULEVARD and their respective employees and invitees. The Common Areas shall include, without limitation, pedestrian walkways and patios, landscaped areas, sidewalks, service corridors, restrooms, stairways, loading, areas and parking, areas. LESSOR shall have the right to:

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     (A) Establish and enforce  reasonable  rules and regulations  applicable to all LESSEES concerning the maintenance, management, use and operation of the Common Areas;
     (B) Close any of the Common Areas to whatever extent required in the opinion of LESSOR'S counsel to prevent a dedication of any of the Common Areas or the accrual of any rights of any person or of the public to the Common Areas;
     (C) Close temporarily any of the Common Areas for maintenance purposes;
     (D) Designate other property outside the boundaries of 3885 SOUTH DECATUR BOULEVARD,SUITE 1050 to become part of the Common Areas;
     (E) Select a person to maintain and operate any of the Common Areas if at any time LESSOR determines that the best interest of LESSOR will be served by having any of the Common Areas maintained and operated by that person. LESSOR shall have the right to negotiate and-enter into a contract with that person on such terms and conditions over such a period of time as LESSOR deems reasonable and proper, both as to service and to cost; and
     (F) Make changes to the Common Areas, including and without limitation, changes in the location of the driveways, entrances, exits, vehicle parking spaces, parking areas or the direction of traffic flow.
(9) PARKING AREA: LESSEE agrees to cooperate with LESSOR and other LESSEES of the Building to assist in cleaning up and policing the entire parking area and other areas of public nature, and to help maintain such areas in a clean condition. LESSEE agrees to pay $0.00 per month in advance, as additional rent for N/A vehicle(s) to be parked in a reserved covered or non-covered parking space. Any late payment received after fifth (5th) day shall incur a late fee charge per Section 16 of this lease agreement. LESSOR, however reserves to itself the absolute right to make any rules or regulations pertaining to use of the parking area adjacent to the Leased Premises, and LESSOR shall he the sole arbitrator in the event of any disputes that might arise between the LESSEES of the BUILDING in regard to the parking area.
(10) UTILITIES: LESSOR agrees to assume and pay all water charges. LESSEE shall be solely responsible for and shall promptly pay all charges for use or consumption for heating or cooling, sewer, water, gas, electricity, or any other utility services. Should LESSOR elect to supply any utility services, LESSEE agrees to purchase and pay for the same as additional rent at the applicable rates then customarily being charged by the utility furnishing the same. If LESSEE uses water, electricity, heat or air conditioning in excess of normal office hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, LESSOR may separately meter LESSEE'S suite. Any use of computers or other devices of any kind requiring larger than normal utility expense will be subject to a surcharge, payable monthly equal to one hundred percent (100%) of such excess use. Utility company estimates of such cost shall be the controlling cost in event of dispute. LESSEE shall also pay the increased cost directly to the appropriate utility or LESSOR may measure or estimate the increased use and LESSEE shall pay LESSOR, on demand, any increased cost so measured or estimated on a month-to-month basis due on the first day of each month. Any additional utility charges incurred pursuant to the provisions of this Section 10 shall deemed to be additional rent. LESSEE shall pay LESSOR a monthly utility fee, as additional rent, of $N/A for sewer fees of LESSEE's individual suite. LESSOR DOES NOT ELECT TO SUPPLY ANY UTILITYSERVICE TO LESSEE OTHER THAN WATER.

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(11)     COMPLIANCE  WITH  LAWS:  LESSEE  agrees  to  comply  with  all  laws, ordinances, rules and regulations now or hereafter in force affecting the Leased Premises or its use and not to conduct the business permitted so as to increase the insurance rates on the Leased Premises or BUILDING or contents. LESSEE hereby accepts the Leased Premises subject to all laws, statutes, zoning restrictions, ordinances or rules or regulations of any governmental entity or the requirement of any duly constituted public authority governing and regulating the use of the Leased Premises. LESSEE acknowledges that neither LESSOR nor LESSORS agent has made any representation or warranty as to the suitability of the Leased Premises for the conduct of LESSEE'S business. LESSEE shall, at its sole cost and expense, comply with all requirements of all municipal, state, federal and other duly constituted public authorities now in force, or which may hereafter be in force pertaining to the use of the Leased Premises. LESSEE shall not use the Leased Premises or permit anything to be done in or about the Leased Premises which will in any way conflict with any law, statute, zoning, restriction, ordinance or governmental rule or regulation or requirements of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. The judgment of any court of competent jurisdiction or the admission of LESSEE in any action against LESSEE, whether LESSOR be a party thereto or not, that LESSEE has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between LESSOR and LESSEE.
     LESSEE shall not commit, or suffer any waste upon the LEASED Premises, or any nuisance, or other act or thing, which may disturb the quiet enjoyment of any other tenant in the Building containing the Leased Premises as well as any Building in the project in which the Leased Premises are located.
(12) REPAIRS: LESSEE shall at its sole cost, keep and maintain the Leased Premises and appurtenances and every part thereof, (except air conditioning equipment, exterior walls and roofs, which LESSOR agrees to repair), including windows and skylights, doors, any store front and the interior for the Leased Premises, in good condition and repair and in clean arid sanitary condition and repair, free from obnoxious odors. LESSEE shall at its sole cost, keep the Leased Premises in good order, condition and repair and furnish all expendables (light bulbs, etc.) used in the Leased Premises during the term or extended term of the Lease. LESSEE agrees to allow access to LESSOR upon the Leased Premises for the purpose of making reasonable repairs, alterations or remodeling at reasonable times for any portion of the BUILDING and waives any claim for damages for interference or interruption with LESSEE'S operation of the premises by reason of repairs, alterations or remodeling undertaken by LESSOR anywhere in the BUILDING. LESSOR agrees to use all reasonable diligence in completing any of such repairs, alterations or remodeling. LESSEE further agrees to pay all maintenance and repair costs resulting from its negligence, or the negligence of its agents or employees, or as required under this paragraph. LESSEE SHALL BE RESPONSIBLE FOR ALL ELECTRICAL AND PLUMBING REPAIRS WITHIN THE INTERIOR OF LESSEE'S PREMISES AND/OR AS A RESULTOF LESSEE'S MISUSE AND/OR NEGLIGENCE. LESSOR SHALL BE RESPONSIBLE FOR ANY OTHER PLUMBING OR ELECTRICAL REPAIRS WITHIN THE
WALLS  OF  THE  PREMISES.
     LESSOR'S RIGHTS. In the event LESSEE fails to perform LESSEE'S obligations under this Section 12,LESSOR shall give LESSEE notice, in compliance with
Section 30 of the lease, of such acts as are reasonably required to fulfill LESSEE'S maintenance obligations hereunder. If LESSEE fails to commence the work within15 days after notice and diligently prosecute the work to completion, then LESSOR shall have the right (but not the obligation) to do such acts or expend such funds at the expense of LESSEE as reasonably required to perform such work. Any amount so expended by LESSOR shall be paid by LESSEE to LESSOR promptly after demand, with interest at the rate of 10% per annum from the date of expenditure by LESSOR. LESSOR shall have no liability to LESSEE for any damage to, or interference with LESSEE'S use of the Leased Premises, or inconvenience to LESSEE as a result of performing any such work.

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(13)     INSURANCE:  LESSEE  agrees  to  hold  LESSOR  harmless  from any claim, damage, liability or expense in connection with or arising from any injury to any person or property on the Leased Premises caused by the acts of LESSEE, his agents or employees. LESSEE agrees to procure, at LESSEE's expense, a policy public liability insurance in the amount of $500,000 or more, written by a responsible insurance company or companies, covering the LESSOR, as well as the LESSEE, and shall furnish LESSOR certificates evidencing such insurance. LESSOR agrees to procure at LESSORIS expense adequate liability insurance to protect the LESSOR'S premises in regard to the parking AND COMMON AREAS. LESSEE shall, at its sole expense, procure and maintain in full force and effect building plate glass insurance.
     No use shall be made or permitted to be made of the Leased Premises, nor acts done, which will increase the existing rate of insurance upon the Building or cause the cancellation of any insurance policy covering, the Building, or any part thereof, nor shall LESSEE sell, or pen-nit to be kept, used or sold in or about the Leased Premises, any article which may be prohibited by the standard form of fire insurance policies. LESSEE shall, at its sole cost and expense, comply with any and all requirements, pertaining, to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, Building, and appurtenances.
LESSEE shall maintain in full force and effect, on all its fixtures and equipment, extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. LESSEE shall obtain and maintain, throughout the term of this Lease, business interruption insurance. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. LESSOR shall have no interest in the insurance upon LESSEE'S equipment and fixtures and will sign all documents necessary or proper in connection with the settlement of any claim or loss by LESSEE. LESSOR will not carry insurance on LESSEE'S possessions. LESSEE'S insurance policy shall contain an endorsement requiring 30 days written notice from the insurance company to LESSOR and LESSEE before cancellation or change in the coverage, scope, or amount of any policy. Each policy, or a certificate of each policy, evidence of payment of premium therefore, together with a letter from LESSEE'S insurance broker to LESSOR stating that such broker has reviewed the insurance requirements of this Lease and that LESSEE's insurance complies therewith, shall all be deposited with LESSOR within thirty (30) days after the commencement of this Lease and also with thirty (30) days after the renewal of each policy. If LESSEE fails to provide the required insurance, LESSOR may obtain the same at LESSEE'S expense. Any premiums paid by LESSOR for such insurance shall be due and payable by LESSEE to LESSOR as additional rent.
(14) INDEMNIFICATION BY TENANT: LESSEE shall indemnify and hold harmless LESSOR against and from any and all claims arising from LESSEE'S use of the Leased Premises and the conduct of its business or from any activity, work, or thing done permitted or suffered by the LESSEE to he done in or about the Leased Premises. LESSEE shall further indemnify and hold harmless LESSOR against and from any all claims arising from any breach or default in the performance of any OBLIGATION ON LESSEE'S part to be performed under the terms of this Lease, or arising from any act, neglect, fault, or omission of the LESSEE, or of its agents or employees. LESSEE shall further indemnify and hold LESSOR harmless from and against all costs, attorney's fees, expenses and liabilities incurred in or as a result of any claim or any action or proceeding brought thereon. In the event any action or proceeding be brought against LESSOR by reason of any such claim. LESSEE, upon notice from LESSOR, shall defend the same at LESSEE'S expense by counsel reasonably satisfactory to LESSOR. LESSEE, as a material part of the consideration to LESSOR for this Lease, hereby assumes all risk of damage to property or injury to its employees and servants, in, or about the Leased Premises, from any cause whatsoever, except that which is caused by the failure of LESSOR to observe any of the terms and conditions of this Lease when such failure has persisted for an unreasonable period of time after written notice of such failure. LESSEE hereby waives all claims in respect thereof against LESSOR. The obligations of LESSEE under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

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(15) DAMAGE OR DESTRUCTION: Insured Destruction. If, during the term, the Leased
Premises or the Building of which the Leased Premises are. a part are totally or partially destroyed from a risk covered by the insurance described in Section 13, thereby rendering the Leased Premises totally or partially inaccessible or unusable, LESSOR shall restore the Leased Premises so far as practicable to the condition in which the Leased Premises existed immediately prior to such damage or destruction. In no event shall LESSOR'S obligation include the restoration of any fixtures, additions or improvements installed in the Leased Premises by LESSEE. Such destruction shall not terminate this Lease. If existing laws do not permit the restoration, either party may terminate this Lease immediately by giving notice to the other party.
     If the cost of restoration of the Leased Premises or the Building, of which the Leased Premises are a part exceeds the insurance proceeds received, LESSOR may elect to terminate this Lease by giving notice to LESSEE within 15 days after determining that the restoration cost will exceed the insurance proceeds. If the damage and destruction only affects the floor on which the Leased Premises are located and if LESSOR elects to terminate this Lease, LESSEE, within 15 days after receiving LESSOR'S notice to terminate can elect to pay LESSOR, at the time LESSEE notifies LESSOR of its election, the difference between the amount of insurance proceeds and the total cost of restoration, in which case LESSOR shall restore the Leased Premises. LESSOR shall give LESSEE satisfactory evidence that all sums contributed by LESSEE, as provided in this Section, have been expended by LESSOR in paying the cost of restoration. If LESSOR elects to terminate the Lease and LESSEE does not elect to contribute toward the cost of restoration as provided in this Section, this Lease shall terminate.
UNINSURED DESTRUCTION. If, during the term, the Leased Premises or the Building, of which the Leased Premises are a part are totally or partially destroyed from a risk not covered by the insurance described in Section 13, thereby rendering the Leased Premises totally or partially inaccessible or unusable, LESSOR shall restore the Leased Premises so far as practicable to its condition immediately prior to such damage or destruction. In no event shall LESSOR'S obligation include the restoration of any fixtures, additions or improvements installed at the Leased Premises by LESSEE. Such destruction shall not terminate this Lease. If existing, laws do not permit the restoration, either party may terminate this Lease immediately by giving notice to the other party.
If the cost of restoration exceeds 5% of the then replacement value of the portions of the Building that are destroyed, LESSOR can elect to terminate this LEASE by giving notice to the LESSEE within 15 days after determining the restoration cost and the replacement value. If the damage or destruction only affects the Building in which the Leased Premises are located and if LESSOR elects to terminate this Lease, LESSEE within 15 days after receiving LESSOR'S notice to terminate, can elect to pay LESSOR at the time LESSEE notified LESSOR of its election, the difference between 5% of the then replacement value of the portions of the Building destroyed and the actual total cost of restoration, in which case LESSOR shall restore the Leased Premises. LESSOR shall give LESSEE satisfactory evidence that all sums contributed by LESSEE as provided in this Section have been expended by LESSOR in paying, the cost of restoration. If LESSOR elects to terminate this Lease and LESSEE does not elect to contribute towards the cost of restoration as provided in this Section, this Lease shall terminate.

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     LESSEE'S  OBLIGATIONS:  If  LESSOR  elects,  or is required, to restore the
Leased Premises after any damage or destruction, LESSEE shall, at its cost, as soon as reasonably practical, restore its LESSEE 'improvements, fixtures, additions and other property to the condition in which they existed immediately prior to such damage or destruction. LESSEE waives any other statue or law hereafter enacted under which a Lease is automatically terminated or a tenant is given the right to terminate a Lease upon damage or destruction. ABATEMENT OF RENT. LESSEE agrees, after any damage or destruction of the Leased Premises, to make the fullest practicable use of the Leased Premises. If LESSOR is required to make or elects to make any restoration of the Leased Premises under this Section 15, LESSEE shall not be entitled to any damages by reason of any inconvenience or loss sustained by LESSEE as a result of such restoration. During the period commencing with the damage or destruction and ending with the completion of the restoration by the LESSOR, the minimum monthly rent payable hereunder shall be reduced to the amount that is in the ratio of the remaining usable square footage compared to the originally Leased square footage as multiplied by the then existing, minimum monthly rental.
DAMAGE NEAR END OF TERM. If the Leased Premises are totally or partially destroyed during the last six months of the term of the Lease or any extension of the term, LESSOR may terminate this Lease as of the date of the occurrence of such damage or destruction by giving written notice to LESSEE of LESSOR'S election to do so within 30 days after the date of occurrence of such damage or destruction.
(16) DEFAULT: The occurrence of any one of the following, shall constitute a material default and breach of this Lease by LESSEE:
     (A) The failure of LESSEE to pay the rent or any other monetary sums required to be paid hereunder, where such failure continues for a period of five
(5) days after written notice thereof from LESSOR to LESSEE;
     (B) Any failure by LESSEE to observe or perform any other provision of this Lease to be observed or performed by LESSEE, where such failure continues for fifteen (I 5) days after written notice thereof by LESSOR to LESSEE. However, if the nature of LESSEE'S default is such that it cannot reasonably be cured within the fifteen (15) day period, LESSEE shall not be deemed to be in default if LESSEE shall commence such cure within the fifteen (15) day period and thereafter diligently prosecute such cure to completion;
     (C) Notices given under this Section 16 shall specify the alleged default and the applicable Lease provision, and shall demand that LESSEE perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable time period, or quit the Leased Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless LESSOR specifically so states in the notice; and
     (D) If LESSEE fails to pay, when the same is due and payable, any rent, additional rent, or other sum required to be paid by it hereunder, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate of ten (10%) percent per annum or thirty-five dollars ($35.00) per month, whichever is greater. In addition thereto, LESSOR may charge a sum of five (5%) percent of such unpaid amounts as a service fee. Notwithstanding the foregoing, however, LESSOR'S right concerning such interest and service fee shall be limited by the maximum amount which may be properly chanced by LESSOR for such purposes under applicable law.

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(17)     REMEDIES: In the event of any default or breach by LESSEE, LESSOR shall have the following remedies. These remedies are not exclusive; they are cumulative and are in addition to any other right or remedy of LESSOR at law or in equity.
     MAINTAIN LEASE IN EFFECT. LESSOR may maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating LESSEE'S rights to possession, irrespective of whether LESSEE shall have abandoned the Leased Premises. In the event LESSOR elects not to terminate the Lease, LESSOR shall have the right to reenter and take possession of the Leased Premises in any lawful manner and lawfully remove all persons and personal property from the Leased Premises. LESSOR is authorized, but not obligated, to relet the Leased Premises or any part thereof on behalf of the LESSEE and to do such acts and incur such expenses as are reasonably necessary to maintain or preserve the Leased Premises or to prepare it for relet. Any such relet may be for such a term or terms, upon such conditions and at such rental as LESSOR in its sole discretion may deem proper. Until the Leased Premises are relet by Lessor, if at all, LESSEE shall pay to LESSOR all amounts required to be paid by LESSEE hereunder. In the event any such relenting occurs, this Lease shall terminate automatically upon the new LESSEE taking possession of the Leased Premises and LESSEE shall then be liable to LESSOR for the damage specified in this section. Notwithstanding that the LESSOR fails to elect to terminate this Lease initially, LESSOR at any time while any default of LESSEE has not been cured, may elect to terminate this Lease.
     TERMINATION OF EITHER THIS LEASE OR LESSEE'S RIGHT TO POSSESSION. LESSOR may terminate LESSEE'S right to possession of Leased Premises at any time. No act by LESSOR other than giving specific written notice of termination to LESSEE shall terminate this Lease. Acts of maintenance efforts to relet the Leased Premises or the appointment of a receiver on LESSOR'S initiative to protect LESSOR'S interest under this Lease shall not constitute a termination of LESSEE'S right to possession. On termination LESSOR has the right to recover from LESSEE: (a) the worth at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease; (b) the worth at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of the award exceeds the amount of loss of rent the LESSEE proves could have reasonably been avoided;
(e) the worth at the time of the award for the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of the loss of rent that LESSEE proves could have been reasonably avoided; and (d) any other amount necessary to compensate LESSOR for all the detriment proximately caused by LESSEE'S failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom which without limiting the generality of the foregoing, includes any cost and expenses incurred by the LESSOR in recovering possession of the Leased Premises, in maintaining or preserving the Leased Premises after such default, in preparing the Leased Premises for reletting to a new LESSEE, in making any repairs or alterations to Leased Premises necessary for such reletting, and costs of clearing LESSOR'S title of any interest of LESSEE, leasing commissions, attorney's fees, architect's fees and any other costs necessary or appropriate to relet the Leased Premises. "The worth at the time of the award," as used in
(a) and (b) of this Section is to be computed by allowing interest at the rate of 10% per annum. "The worth, at the time of the award," as referred to in (c) of this Section 17, is to be computed by discounting the amount by the discount rate of the Federal Reserve Bank of Los Angeles at the time of the award, plus 1%.

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RECEIVER.  If LESSEE is in default of this Lease, LESSOR shall have the right to have a receiver appointed to collect rent. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Lessor to terminate this Lease.
RIGHT TO CURE LESSEE'S DEFAULT. LESSOR, at any time after LESSEE commits a default, can cure the default at LESSEE'S cost. If LESSOR at any time by reason of LESSEE'S default, pays any sum or does any act that requires the payment of any sum, the sum paid by LESSOR shall be due immediately from LESSEE to LESSOR, and if repaid by LESSEE at a later date, shall bear interest at the rate of I 0% per annum from the date the sum is paid by LESSOR until LESSOR is reimbursed by LESSEE. Any such sum shall be due from LESSEE as additional rent. PERSONAL PROPERTY OF LESSEE. In the event that any personal property, trade fixtures, or alterations of LESSEE remain at the Leased Premises after LESSOR has remained possession, they shall be dealt with in accordance with the appropriate existing Nevada laws, if any, or any subsequent procedures established by law regarding the disposition of a LESSEE'S personal property remaining on the Leased Premises. LESSOR shall not be liable to LESSEE in any manner for the disposition of LESSEE'S personal property, trade fixtures, or alterations. LESSEE shall be liable to LESSOR for LESSOR'S costs in storing, removing, and/or disposing of LESSEE'S personal property, trade fixtures or alterations.
LESSOR'S OBLIGATIONS AFTER DEFAULT. LESSOR shall be under no obligation to observe or perform any covenant of this Lease on its part to be observed or performed which accrues after the date of any default by LESSEE hereunder. Such nonperformance by LESSOR shall not constitute a termination of LESSEE'S rights to possession or a constructive eviction.
No Right of Redemption. LESSEE hereby waives any rights it may have under applicable Nevada law, now existing or as may be subsequently amended, which allows LESSEE any right of redemption or relief from forfeiture in the event LESSOR takes possession of the Premises by reason of any default by LESSEE hereunder.
     RENT FOR COMPUTATION OF DAMAGES. For the purposes of this Section, the rent due for any calendar month after reentry by the LESSOR shall be deemed to be the highest monthly rent, including all other monetary sums due hereunder, which shall have been paid for any month since the commencement of the term.
(18) FORCE MAJEURE: LESSOR AND LESSEE shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from doing so by cause or causes beyond LESSOR'S OR LESSEE'S control, including labor disputes, civil commotion, war, governmental regulation or control, fire or other casualty, inability to obtain any materials or services or acts of God.
(19) ABANDONMENT AND VACATION OF PREMISES: LESSEE shall not vacate nor abandon the Leased Premises at any time during, the term of this Lease, nor permit the Leased Premises to remain unoccupied for a period longer than fifteen
(15) consecutive days during the term of this Lease unless absent with prior written notice to LESSOR and with LESSOR'S written approval thereof WHICH SHALL NOT BE UNREASONABLY WITHHELD. If LESSEE shall abandon, vacate, or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to LESSEE and left on the Leased Premises shall, at the option of the LESSOR, be deemed abandoned.

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
(20) ATTORNEY'S FEES: In the event either LESSOR or LESSEE shall institute any legal action, arbitration, or other proceeding against the other relating to the provisions of this Lease, or any default, then the prevailing party shall be entitled to an award of actual expenses and/or court costs including attorney's fees, expert witness fees and disbursements, and/or arbitration fees. The phrase "prevailing party" shall mean a party who receives substantially the relief desired whether by judgment, dismissal, summary judgment, settlement or otherwise.
(21) SIGNS, AWNINGS, AND CANOPIES: LESSEE shall be responsible for the cost to purchase any and all signs, awnings and canopies. LESSEE shall be responsible for the cost to purchase any and all signs, awnings and canopies. LESSEE shall pay a sign rental fee, in advance, of $N/A per month per panel for LESSEE'S name to be displayed on the building's pylon sign. LESSEE shall not place or suffer to be placed or maintained on any exterior door, wall, window of the Premises or elsewhere in the building, any sign, awning, canopy, or advertising matter or other thing of any kind. LESSEE shall not place or maintain any decoration, lettering, or advertising matter on the glass of any window or door of the Premises without first obtaining LESSOR'S prior written approval. LESSEE further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter, or other things as may be approved in good condition and repair at all times. LESSOR may, at LESSEE'S cost, remove any item erected in violation of this Section.
(22) NO WAIVER: The failure of Lessor to insist upon the strict performance of any provisions or to exercise any right or remedy afforded by this Lease shall not be deemed to be a wavier hereof. No provision of this Lease shall be deemed to have been waived unless such waiver shall be in writing, and Signed by LESSOR.
(23) INVOLUNTARY ASSIGNMENTS, BANKRUPTCY: LESSOR and LESSEE have considered the implications of having this Lease subject to involuntary transfer, whether by insolvency, bankruptcy, intestacy, testacy, attachment, execution, receivership or any other form of involuntary transfer. If this Lease were subject to such involuntary transfer, LESSOR would require a security deposit many times in excess of the one specified in Section 44, and in consideration for requiring only the security deposit stated in Section 44,LESSOR and LESSEE agree that neither this Lease nor any interest of LESSEE hereunder in the Leased Premises, shall be subject to involuntary assignment or transfer by operation of law in any manner whatsoever including, without limitation, the following; (a) transfer by testacy or intestacy; (b) assignments or arrangements for the benefit of creditors; (e) levy of a writ of attachment or execution on this Lease; (d) the appointment of a receiver with the authority to take possession of the Leased Premises in any proceeding or action in which LESSEE is a party;
(e) the filing by or against LESSEE of a petition to have LESSEE adjudged a bankrupt, or of a petition for reorganization or arrangement under any law relating, to bankruptcy. Any such involuntary assignment or transfer by operation of law shall constitute a default by LESSEE and LESSOR shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of LESSEE. The performing of any of the acts specified in the Section 23 by any guarantor of this Lease instead of or in conjunction with the performance of such acts by LESSEE shall constitute a default under this Lease.

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(24)     CONDEMNATION:  Lease Controls. If during, the term or during the period of time between the execution of this Lease and the date the term commences, there is any taking, of al I or part of the Leased Premises or any interest in this Lease by the exercise of the power of eminent domain through legal proceedings or otherwise by any public or quasi-public authority of private corporation or individual having, the power of condemnation or a voluntary transfer by LESSOR to such person or entity under the threat of condemnation or while condemnation proceedings are pending, the rights and obligations of the parties shall be determined pursuant to this Section. To the extent the Lease is inconsistent with any laws regarding the correlative rights of LESSORS and LESSEES in condemnation now existing or hereinafter enacted, the Lease shall control.
     TOTAL TAKING. If the Leased Premises are totally taken by condemnation, this Lease shall terminate as of the date of taking.
PARTIAL TAKING. If any portion of the Leased Premises are taken by condemnation, this Lease shall remain in effect, except that LESSEE may elect to terminate this Lease if the remaining portion of the Leased Premises is rendered totally unsuitable for LESSEE'S continued productive use of the Leased Premises. If LESSEE elects to terminate this Lease, LESSEE must exercise its right to terminate pursuant to this Section 24 by giving notice to LESSOR within 30 days after the nature and the extent of the taking have been finally determined. If LESSEE does not terminate this Lease within the 30 day period, this Lease shall continue in full force and effect, except that monthly rental shall be reduced as hereinafter provided in this Section 24.
RESTORATION. In the event there is partial taking and the Lease remains in full force and effect, LESSOR shall repair the damage done to the Leased Premises caused by such taking. However, LESSOR shall not be required to repair any damage to LESSEE'S improvements, fixtures, alterations or additions to the Leased Premises.
ABATEMENT OF RENT. Rent shall be abated or reduced during the period from the date of taking until the earlier of the restoration of the Leased Premises to their prior utility or the end of the term. All other obligations of LESSEE under this Lease shall remain in full force and effect. The minimum monthly rent shall be reduced by an amount, that is in the ratio of the remaining usable square footage compared to the originally leased square footage as multiplied by the then existing minimum monthly rent.
LESSEE'S OBLIGATIONS. If LESSOR elects or is required hereunder to add to, repair, or restore the Leased Premises after any taking, LESSEE shall at its cost, as soon as reasonably practicable repair or reconstruct its LESSEE improvements, fixtures, alterations, additions and property at the Leased Premises.
DISTRIBUTION  OF  AWARD.  Any  Award  shall  belong  to  and  be paid to LESSOR.
(25) ASSIGNMENT: LESSEE shall not sublet the Leased Premises, or any part thereof, and LESSEE shall not assign, transfer, pledge, mortgage or encumber this Lease or any portion thereof, without the previous written consent of LESSOR. LESSOR shall not unreasonably withhold its consent to the assignment of this Lease and LESSOR agrees to consent to assignment of this Lease to anyone of equal financial responsibility and business reputation in the community of LESSEE. A consent to one assignment, subletting, occupation or use by any other person, firm or corporation shall not be deemed to be a consent to any subsequent subletting, assignment, occupation or use by any other person, firm or corporation. On any such assignment or subletting, any key money or surplus rent above provided in this Lease or any similar payment which shall be due from the subtenant to LESSEE, shall be paid over to LESSOR. LESSOR shall not be bound to approve any assignment or subletting which is a part of a larger transaction between LESSEE and another party, where other consideration is also being transferred to LESSEE, unless LESSOR shall receive as rent from the assignee or subtenant a rent then commensurate with current market conditions but not less than the amount of rent provided in this Lease.

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(26)     INSPECTION: The LESSEE agrees to permit LESSOR to enter upon the Leased
Premises, inspect the same, make repairs and attend to any other business which LESSOR may have at all reasonable times. LESSOR shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Leased Premises, excluding LESSEE'S vaults and safes.
The LESSEE shall not alter any lock or install a new or additional lock or any bolt on any door of the Leased Premises without prior written consent of LESSOR. If LESSOR shall give its consent, the LESSEE shall in each case furnish the LESSOR with a key for any such lock.
(27) RULES: Concurrently with the execution of this Lease, the LESSEE has read, approved and signed a copy of the Rules and Regulations of the Building and agrees to comply with them, and any amendments made from time to time during the LESSEE'S tenancy of which it receives advance notice. The amendments and/or additional rules and regulations shall be effective upon delivery to LESSEE. A violation of any rule or regulation shall constitute a material default by LESSEE under this Lease. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. LESSOR shall not be liable to LESSEE in any way for the failure of any other LESSEE or occupant of 3885 SOUTHDECATUR BOULEVARD, SUITE 1050 to comply with any of the rules and regulations. A copy of the current rules and regulations for the Building is attached as Exhibit "B" to this Lease.
(28) MODIFICATION: All modifications of this Lease shall not be deemed effective unless they are in writing signed by both of the parties. Rules and regulations governing the use of the Building and its parking lot shall not be considered Lease Provisions for this purpose.
(29) NOTICE: Any notice, demand, request or other instrument which may be or is required to be given under this Lease shall be delivered in person or sent by United States certified or registered mail, postage prepaid and shall be addressed: (1) if to LESSOR, at the place specified for payment of rent, and (2) if to LESSEE, either at the Leased Premises or at any other current address for LESSEE which is known to LESSOR. In the event that LESSEE shall change its residence address, LESSEE shall give written notice thereof LESSOR within ten
(10) days after such change. Notice of any change of address shall be given in the manner provided for in this section.

TO  LESSOR:                             TO  LESSEE:

FLAMINGO  FOUNTAINS                     NETTAXI  ON-LINE  COMMUNITIES

C/O H&L REALTY & MANAGEMENT COMPANY     ________________________________

P.O.  BOX  7440                         ________________________________

LAS  VEGAS,  NV  89125-7440             ________________________________


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(30)     SURRENDER:  On  expiration  of  the  Lease term or within five (5) days after earlier termination of this Lease, LESSEE shall surrender the Leased Premises to LESSOR, together with all of LESSEE'S improvements and alterations, in good condition (except for ordinary wear and tear and damage to the Leased Premises, the repair of which would not be LESSEE'S obligations), except for alterations that LESSEE has the right remove or is obligated to remove under the provisions of Section 5. LESSEE shall remove all of its personal property within the above stated time. LESSEE shall perform all restoration made necessary by the removal of any alterations of LESSEE'S personal property within the time limit stated in this Section, including, without limitation, the patching and filling of holes and repair of structural damage. Any alterations, or LESSEE'S personal property remaining on the Leased Premises beyond such time, shall be dealt with in accordance with the appropriate laws, ordinances, rules and regulations as exist or may be enacted regarding the disposition of LESSEE'S Property remaining at the Leased Premises. LESSEE waives all claims against LESSOR for any damage to LESSEE resulting from LESSOR'S retention or disposition of any such alterations. LESSEE shall be liable to LESSOR for LESSOR'S costs in storing, removing and disposing of any alterations or personal property of LESSEE.
     If LESSEE fails to surrender the Leased Premises to LESSOR on the expiration of the Lease term or within five (5) days after earlier termination of the term as required by this Section, LESSEE shall hold LESSOR harmless for all damages resulting, from LESSEE'S failure to surrender the Leased Premises, including, without limitation, claims made by a succeeding LESSEE resulting from LESSEE'S failure to surrender the Leased Premises.
(31) PARTIES: The words "LESSOR" and "LESSEE" shall refer to one or more parties, and the obligations and benefits of this Lease shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns, respectively, of the LESSOR and LESSEE.
(32) EFFECT OF HOLDING OVER: If LESSEE should remain in possession of the Leased Premises after the expiration of the Lease term and without executing a new Lease, then such holding over shall be construed as a tenancy from month-to-month, subject to all the conditions, provisions and obligations of this Lease in so far as the same are applicable to a month-to-month tenancy, except that the amount of rent shall be doubled.
(33) EQUIPMENT: LESSOR shall supply heating and air conditioning equipment to the Leased Premises, and it shall be maintained by LESSOR.
(34) FIXTURES: LESSOR shall install the usual standard lighting fixtures. No alterations, additions or fixtures shall be installed upon the Leased Premises without the written consent of the LESSOR and then shall be installed at the sole cost and expense of the LESSEE. LESSEE shall protect LESSOR, the Building, and Leased Premises from any liens or charges whatsoever in connection with any alterations, additions or fixtures installed by the LESSEE. The LESSEE shall maintain and repair all fixtures in the Leased Premises, whether lighting, counter or otherwise, and keep them in good condition at its own expense.
(35) JANITORIALSERVICE: LESSOR agrees to provide janitorial service to the Building to the extent of the hallways, stairways and ground only. LESSEE shall be responsible for LESSEE'S interior janitorial services.
(36) PERSONAL PROPERTY TAX: LESSEE shall pay during, the term of this Lease, all expenses of every kind payable in connection with LESSEE'S occupancy of the Leased Premises, all personal property taxes levied upon personal property, furniture, and fixtures, including, but not without prejudice to the generality of the foregoing, shelves, counters, safes, partitions, trade fixtures, equipment and stock in trade located at the Leased Premises.

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
(37) SUBORDINATION AND ESTOPPEL CERTIFICATES: LESSEE agrees that this Lease is and shall always be subordinate to any mortgage, deed of trust, or other instruments of security which have been or shall be placed on land and Building, or land or Building of which the Leased Premises form a part, and such subordination is made effective without further action by LESSEE.
     At any time and from time to time, LESSEE agrees, upon request in writing, from LESSOR, to execute, acknowledge and deliver to LESSOR a statement in writing certifying, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and dates to which the rent and other charges have been paid. LESSEE agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any ground Lease, mortgage, deed of trust or Estoppel Certificates, as the case may be, and failing to do so within 10 days after written demand, does hereby make, constitute and irrevocably appoint LESSOR as LESSEE'S attorney in fact and in LESSEE'S name, place, and stead, to do so.
(38) ENFORCEMENT: In the event of any action by either party in any way connected with the enforcement of this Lease, or for the recovery of possession of the Leased Premises, the prevailing party shall be entitled to a reasonable sum for attorney's fees in the action, and such fees shall be deemed to have accrued on the commencement of such action. It is agreed that such reasonable attorney's fees shall be not less than fifteen percent (15 %) of the amount awarded to the prevailing party.
(39) COMMON AREA MAINTENANCE FEES: LESSEE shall pay monthly, in advance, as additional rent, a sum of NINETY-EIGHT AND 60/100 ($98.60) dollars for LESSEE'S share of the common area maintenance (CAM) expenses for the first year of the lease agreement. LESSOR may adjust the monthly CAM charges each year at the anniversary of the lease agreement based upon the consumer price index as described in Section 3 of this lease agreement.
(40) OPTION TO RENEW: LESSOR hereby grants to LESSEE the option to renew this Lease for an additional period of ONE (1) year(s) on the same terms and conditions as contained elsewhere in this Lease, subject however to the following express conditions precedent:
     (A) That should LESSEE elect to exercise its options to renew as contemplated herein, LESSEE shall give LESSOR at least ninety (90) days prior written notice of such intention; and
     (B) The option hereby afforded to LESSEE may not be exercised by LESSEE at any time that LESSEE shall be in default of any covenant or condition of this Lease, whether the same shall be an obligation to pay any sum of money or otherwise.
     C) The minimum monthly rental for the option period shall be subject to being increased in accordance with Section 3 of this lease agreement.
(41) CAPTION TITLE: The caption titles set opposite the paragraphs of this Lease are for the purpose of identification only and do not modify or limit the terms of this agreement.
(42) SECURITY DEPOSIT: LESSEE, concurrently with the execution of this Lease, has deposited with LESSOR the sum of SEVEN HUNDRED THIRTY-SIX AND 60/100 ($736.60) dollars, receipt of which is acknowledged by LESSOR. That deposit shall be held by LESSOR, without liability for interest, as security for the faithful performance by LESSEE of all the terms covenants and conditions of this Lease by the LESSEE, provided that LESSEE shall not be excused from the payment of rent or any other charge provided. If, at any time during the term of this Lease, any of the rental shall be overdue and unpaid, or any other sum payable by LESSEE to LESSOR shall be overdue and unpaid, the LESSOR may, at its option (but LESSOR shall not be required to), apply any portion of the deposit to the payment of such overdue rent or other sum. In the event of the failure of LESSEE to perform any of the terms, covenants and conditions of this Lease, then LESSOR, at its option. may apply the deposit, or so much as may be necessary to compensate LESSOR for all loss or damage sustained by LESSOR, due to such breach on the part of LESSEE. Should the deposit be diminished, then LESSEE shall, upon written demand of LESSOR, forthwith remit to LESSOR a sufficient amount in cash to restore the security to the original sum deposited, and LESSEE'S failure to do so within three (3) days after receipt of such demand shall constitute breach of this Lease. Should LESSEE comply with all the terms, covenants, and conditions and promptly pay all the rental as it falls due, and all other sums payable by LESSEE to LESSOR, then the deposit shall be returned in full to LESSEE at the end of the term of this Lease, or uponthe earlier termination of this Lease.

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(43)     CORPORATE  AUTHORITY:  If  LESSEE  is  a  corporation,  each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.
     If LESSEE is a corporation, LESSEE shall, within thirty (30) days after execution of this Lease, deliver to LESSOR a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease together with a financial statement not more than ninety
(90) days old. Such a financial statement shall be delivered annually to LESSOR.
(44) LESSEE DEFINED: Use of Pronouns. The word "LESSEE" shall be deemed and taken to mean each and every person or party executing this document as a LESSEE herein. If there is more than one LESSEE, any notice required or permitted by the terms of this Lease may be given by or to any one thereof and shall have the same force and effect as if given by or to all thereof. The use of neuter similar pronoun to refer to LESSOR or LESSEE shall be deemed a proper reference even though LESSOR or LESSEE may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one LESSOR or LESSEE and to corporations, associations, partnerships or individual male or females shall in all instances be assumed as though in each case fully expressed.
(45) NO PARTNERSHIP: LESSOR doe not by this Lease in any manner nor for any purpose become a partner or a joint venturer of LESSEE in the conduct of its business or otherwise.
(46) REPRESENTATIONS BY LESSOR'S BROKER OR AGENT: Representations of any nature made to LESSEE by a real estate broker or a leasing, agent employed by LESSOR and relating to the negotiation of this Lease: (1) are set forth in this Lease and (2) were made by such broker or leasing agent solely in its capacity as an authorized agent for LESSOR.
(47) AUTHORITY OF SIGNATORIES: Each person executing this Lease individually and personally represents and warrants that he is duly authorized to execute and deliver the same on behalf of the entity for which he is signing whether it be a corporation general or limited partnership or otherwise and that is this Lease is binding upon said entity in accordance with its terms.
(48) RECORDING: LESSEE shall not record this Lease or any memorandum thereof without the written consent of LESSOR. LESSOR at its option and at any time may file this Lease for record with the Recorder of the County in which the Building is located.
(49) RECOURSE BY LESSEE: Anything in this Lease to the contrary notwithstanding, LESSEE agrees that it shall look solely to the estate and property of LESSOR in the land and buildings comprising the Building for collection of any judgment (or other judicial process) requiring the payment of money by LESSOR in the event of any default or breach by LESSOR with respect to any of the terms covenants and conditions of this Lease to be performed and/or observed by LESSOR and no other assets of LESSOR shall be subject to levy execution or other procedures for the satisfaction of LESSEE'S remedies.

(50) PARTIAL INVALIDITY: If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.
(51) REPEATED LEGAL ACTION AGAINST LESSEE: In the event that LESSOR shall be required to institute any legal proceedings against LESSEE, including without limitation the service upon LESSEE of any notices as may be required by law, or the employment of legal counsel to enforce any of LESSOR!S rights under this LEASE, and even if LESSEE shall nevertheless thereafter cure any default which caused LESSOR to take such action, then LESSEE agrees to pay LESSOR, as additional rent, together with LESSEE'S next monthly rental payment, the actual legal costs and expenses so incurred. In the event that it is necessary for LESSOR to commence legal proceedings of any nature against LESSEE for either the collection of rent or to enforce any other provision of this Lease twice during any period of twelve (12) consecutive months, and even if LESSEE shall cure any default causing, such action by LESSOR, then LESSOR shall have the right to terminate LESSEE'S rights under this Lease upon thirty (30) days written notice from LESSOR to LESSEE.
(52) PROVISIONS BINDING: Except as otherwise provided, all provisions herein shall be binding, upon and shall inure to the benefit of the parties, their legal representatives, heirs, successors and assigns. Each provision to be performed by LESSEE shall be construed to be both a covenant and a condition and if there shall be more than one LESSEE, they shall also be bound, jointly and severally by such provisions. In the event of any sale or assignment (except for purposes of security or collateral) by LESSOR of the Building, the Leased Premises, or this Lease, LESSOR shall, from and after the commencement date of this Lease (irrespective of when such sale or assignment shall occur) be entirely relived of all of its obligations which shall, as of the date of such sale or assignment or on the commencement date, whichever is later, automatically pass to LESSOR'S successor in interest.
(53) ENTIRE AGREEMENT: This Lease and any exhibits, riders and/or addenda, if any, attached hereto, set forth the entire agreement between the parties. All exhibits, riders, or addenda mentioned in this Lease are incorporated herein by reference. Any guarantee attached hereto is an integral part of this Lease and constitutes consideration given to LESSOR to enter into this Lease. Any prior conversations or writings are merged herein and extinguished. No subsequent amendment to this Lease shall be binding, upon LESSOR or LESSEE unless reduced to writing and signed. Submission of this Lease for examination does not constitute an option for the Leased Premises and becomes effective as a Lease only upon execution and delivery thereof by LESSOR to LESSEE. If any provision contained in a rider or addenda is inconsistent with any provision in the body of this Lease, the provision contained in said rider or addenda shall control. The captions and section numbers appearing herein are inserted only as a matter of convenience and are not intended to define, limit, construe and describe the scope or intent of any section or paragraph.
(54) ADDRESS OF LESSORS AUTHORIZED AGENT: All monies required to be given under this Lease and any correspondence with LESSOR by LESSEE shall be delivered in person or sent by United State mail to: c/o H & L Realty & Management
Company,  P.O.  Box  7440,  Las  Vegas,  NV  89125.

LESSOR:                              LESSEE:

FLAMINGO  FOUNTAINS                  NETTAXI  ON-LINE  COMMUNITIES

/s/  Barbara  Holland                /s/  Dean  Rositano
---------------------                -------------------
BARBARA  HOLLAND,                    LESSEE,
Authorized  Agent  for  LESSOR

6/2/99                               5/28/99
Date                                 Date

                                     Dean  Rositano
                                     --------------
                                     Name  of  LESSEE

NOTE: CONSULT YOUR ATTORNEY - This document has been prepared for approval by your attorney. No representation or recommendation is made by H & L Realty & Management Company and FLAMINGO FOUNTAINS or the agents or employees thereof as to the lecal sufficiency, legal effect, or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

                               GUARANTEE OF LEASE

Whereas, a certain Lease of even date herewith has been, or will be, executed by and between FLAMINGO FOUNTAINS therein and herein referred to as "LESSOR", and NETTAXI ON-LINE COMMUNITIES therein referred to as "LESSEE", covering, certain Leased Premises in the County of Clark, State of Nevada; and
     WHEREAS, the LESSOR under said Lease requires as a condition to its execution of said Lease that the undersigned guarantee the full performance of the obligations of LESSEE under said Lease; and
WHEREAS, the undersigned is desirous that LESSOR enter into said Lease with LESSEE.
NOW THEREFORE, in consideration of the execution of said Lease by LESSOR, the undersigned hereby unconditionally guarantees the full performance of each and all of the terms, covenants and conditions of said Lease to be kept and performed by said LESSEE, including the payment of all rentals and other charges to accrue thereunder. The undersigned further agrees as follows:
     1. That this covenant and agreement on its part shall continue in favor of LESSOR notwithstanding any extension, modification, or alteration of said Lease entered into by and between the parties thereto, or their successors or assigns, or notwithstanding any assignment of said Lease, with or without the consent of LESSOR. No extension, modification, alteration or assignment of the above referred to Lease shall in any manner release or discharge the undersigned and it does hereby consent thereto;
     2. This Guarantee will continue unchanged by any bankruptcy, reorganization or insolvency of LESSEE or any successor or assignee thereof or by any disaffirmance or abandonment by a trustee of LESSEE;
     3. LESSOR may, without notice, assign this Guarantee in whole or in part and no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of the undersigned hereunder;
     4. The liability of the undersigned under this Guarantee shall be primary and therefore as to any right of action which shall accrue to LESSOR under the Lease, LESSOR may, at its option, proceed directly against the undersigned without having first commenced any action, or having obtained any judgment against LESSEE;
     5. To pay LESSOR'S reasonable attorney's fees and all costs and other expenses incurred in any collection or attempted collection or in any negotiations relative to the obligations hereby Guaranteed or in enforcing this Guarantee against the undersigned, individually and jointly; and
     6. The LESSEE does hereby waive notice of any demand by LESSOR, as well as any notice of default in the payment of rent or any other amounts contained or reserved in the Lease. The use of the singular herein shall include the plural. The obligation of two (2) or more parties shall be joint and several. The terms and conditions of this Guarantee shall be binding upon and inure to the benefit of the respective successors and assigns of the parties herein named.
     IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be executed as of the date set forth on Page 1 of the Lease.
     If GUARANTOR (LESSEE) shall be a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Guarantee must be executed by the President or Vice-President and the Secretary or Assistant Secretary unless the bylaws or a resolution of the Board of Directors shall otherwise provide, in which event the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease. Also, the appropriate corporate seal should be affixed.

DATE:  __________________________          BY:  ______________________________

                                           TITLE:  ___________________________

                                           BY:  ______________________________

                                           TITLE:  ___________________________

GUARANTOR
                                           ADDRESS:  _________________________
                                           ___________________________________
                                           ___________________________________
                                           ___________________________________


NOTE: Unless GUARANTOR is intended to be a Corporation, there must be no designation of "Title" appearing below or following the signature of Guarantor.

IN LIEU OF SIGNING THE GUARANTEE OF LEASE, LESSEE SHALL REMIT A SECURITYDEPOSIT EQUAL TO TWO (2) MONTHS RENTAL FEES OR ONE THOUSAND FOUR HUNDREDSEVENTY-TEREE AND 20/100 ($1,473.20).

                        RULES AND REGULATIONS OF BUILDING
                                   EXHIBIT "B"


1. No advertisement, sign, lettering, notice or device shall be placed in or upon Leased Premises including windows, walls and exterior doors except as may be approved in writing by LESSOR. This includes handbills intended to be placed on parked vehicles.
2. Lettering upon the directory board and the doors as required by LESSEE shall be made by the sign company designated by LESSOR, but the cost shall be paid by LESSEE. The directories of Building will be provided exclusively for the display of the name and location of LESSEE and their managers or representatives only, and LESSOR reserves the right to exclude any other names therefrom. LESSOR'S acceptance of any name for listing on the building directory will not be deemed, nor will it substitute for, LESSOR'S consent, as required by this lease, to any sublease, assignment, or other occupancy of the demised premises.
3. No additional locks shall he placed upon any doors of Leased Premises, and LESSEE agrees not to have any duplicate keys made without the consent of LESSOR. If more than two keys for any door lock are desired, such additional keys shall be paid for by LESSEE. The LESSEE shall not alter any lock nor install any new or additional locks or any bolts on any door of the Leased Premises without the written consent of the LESSOR. If the LESSOR shall give its consent, the LESSEE shall in each case furnish the LESSOR with a key for any such lock.
4. LESSOR will not be responsible for loss of or damage to any FURNITURE, FREIGHT, SUPPLIES OR EQUIPMENT OF ANY KIND THAT SHALL BE BROUGHT INTO OR REMOVED FROM THE BUILDING, and all damage done to Leased Premises or Building by moving or maintaining any such items shall be repaired at the expense of LESSEE.
5. The entrances, corridors and stairways shall not be obstructed by LESSEE, or used for any other purpose than ingress to and from Leased Premises. LESSEE shall not bring into or keep any animal within Building, or any bicycle or other type of vehicle. The halls, passages, exits, entrances, elevators, stairways, balconies, and other common areas are not for the use of the general public and the LESSOR shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the LESSOR shall be prejudicial to the safety, character, reputation and interests of the Building and its LESSEES. No LESSEE and no employees or invitees of any LESSEE shall go upon the roof of the Buildings.
6. LESSEE shall not disturb other occupants of Building by making, any undue or unseemly noise, or otherwise. LESSEE shall not, without LESSOR'S written consent, install or operate in or upon Leased Premises any machine or machinery causing noise or vibration perceptible outside the Leased Premises, electric heater, stove, burning fluids, camphene, kerosene, naptha, gasoline, or other combustible materials. No explosives shall be brought into Building. No cooking shall be done or permitted by any LESSEE on the Leased Premises.
7. LESSEE shall not mark, drive nails, screw or drill into woodwork or plaster, or paint in any way that defaces the Building or any part thereof or Leased Premises or any part thereof, or fixtures therein. The expense of remedying any breakage, damage or stoppage resulting from a violation of this rule shall he borne by LESSEE
8. Canvassing, soliciting and peddling in Building are prohibited and each LESSEE shall cooperate to prevent such activity.
9. The requirements of LESSEE will be attended to only upon application at the management office. Building, employees shall not perform any work or do anything outside of their regular duties, except on issuance of special instructions the Management Office. If Building employees are made available for the assistance of any LESSEES, LESSOR shall be paid for their services by such LESSEES at reasonable hourly rates. No Building employee will admit any person
(LESSEE or otherwise) to any office without specific instructions from the Management Office.

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
10. LESSOR reserves the right to close and keep locked all entrance and exit doors/GATES of Building on Sundays and legal holidays and between the hours of 6:00 p.m. of any day and 8:00 a.m. of the following and during such further hours as LESSOR may deem advisable for the adequate protection of Building and the property of the LESSEES.
11. If LESSOR utilizes an outside agency to control access to Building when it is locked, LESSEE shall pay a reasonable charge each time this access service is used. LESSOR assumes no responsibility for and shall not be liable for any damage resulting from any error in regard to any identification of LESSEE or its employees and from admission to or exclusion from Building by such outside agency.
12. LESSEE shall exercise care and caution to insure that all water faucets or water apparatus, electricity and gas are carefully and entirely shut off and all windows closed before LESSEE or its employees leave the Building, so as to prevent waste or damage. The floors, skylights and windows that reflect or admit light into passageways or into any place in Building shall not be covered or obstructed by any of the LESSEES. The toilets and other water apparatus shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, rags, ashes or other foreign substances shall be thrown therein. Any damage resulting to such apparatus by misuse shall be borne by the LESSEE who, or whose employees or invitees, shall have caused it.
13. The LESSEE shall keep their Leased Premises clean and shall not allow any accumulation of useless property of rubbish therein. Upon the termination of its Lease each LESSEE shall deliver to the LESSOR the keys of offices, rooms and restrooms which shall have been furnished for the LESSEE or which the LESSEE shall have had made. The LESSEE shall pay for the loss of any keys so furnished. LESSEE shall be responsible for any damage to Leased Premises or Building and for all damage or injuries sustained by other LESSEES or occupants of Building arising from LESSEE'S failure to observe this provision.
14. LESSOR will direct electricians as to where and how telephone and telegraph wires are to be installed. No boring or cutting of wires will be allowed without the consent of LESSOR. The location of telephones, call boxes and other office equipment affixed to the Leased Premises shall be subject to the approval of the LESSOR.
15. Normal business hours for the building are 7:00 a.m. to 7:00 p.m., Monday through Friday. Excepting legal holidays, LESSOR reserves the right to close and lock all entrance and exit doors of the building at all other times and during such further hours as LESSOR may deem advisable for the adequate protection of the Building and the property of its LESSEES.
16. All drapes used in or on any of the windows of the Leased Premises shall be of such material, pattern, design and color as shall from time to time be approved by the LESSOR and shall be hung as the LESSOR may determine. LESSEE shall remove any unauthorized curtains, blinds, shades, or screens attached to or hung in or used in connection with any window or door of the Leased Premises visible to the outside after written notice from the LESSOR. No awning shall be permitted on any part of the Leased Premises.

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
17. LESSOR reserves the right to exclude or expel from Building any person who, in the judgment of LESSOR, is under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.
18. LESSOR reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needed or desirable for the safety, care and cleanliness of Leased Premises or Building and the preservation of good order therein.



LESSOR:                                  LESSEE:

FLAMINGO  FOUNTAINS                      NETTAXI  ON-LINE  COMMUNITIES

________________________________         __________________________________
BARBARA  HOLLAND,                        LESSEE
Authorized  Agent  for  Lessor

________________________________         __________________________________
DATE                                     NAME  OF  LESSEE

                                         __________________________________
                                         LESSEE

                                          _________________________________
                                         NAME  OF  LESSEE

                                         __________________________________
                                         DATE

                                     OFFICE
                        OPTION TO EXTEND TERM LEASE RIDER
                                   EXHIBIT "E"


This Rider is attached to and made part of that certain Lease (the "Lease") dated MAY 27, 1999 between FLAMINGO FOUNTAINS, as LESSOR, and NETTAXI ON-LINE COMMUNITIES, as LESSEE, covering the Property commonly known as 3885 SOUTH DECATUR BOULEVARD, SUITE 1050, LAS VEGAS, NEVADA 89103 (the "Property"). The terms used herein shall have the same definitions as set forth in the Lease. The provisions of the Rider shall supersede any inconsistent or conflicting provisions of the Lease.

A.      OPTION(S)  TO  EXTEND  TERM.
     1. LESSOR hereby grants to LESSEE TWO (2) option(s) (the "Option(s)") to extend the Lease Term for additional term(s) of ONE (1) year (S) each (the "Extension(s)"), on the same terms and conditions as set forth in the Lease, but at an increased rent as set forth below. Each Option shall be exercised only by written notice delivered to LESSOR at least ninety (90) days before the expiration of the Lease Term or the preceding Extension of the Lease Term, respectively. If LESSEE fails to deliver LESSOR written notice of the exercise of an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Lease Term. Each Option shall be exercisable by LESSEE on the express conditions that
(a) at the time of the exercise, and at all times prior to the commencement of such Extension, LESSEE shall not be in default under any of the provisions of this Lease and (b) LESSEE has not been five (5) or more days late in the payment of rent during the Lease Term and all preceding Extensions.
2. Personal Options. The Option(s) are personal to the LESSEE names in Section I of the Lease. If LESSEE subleases any portion of the Property or assigns or otherwise transfers any interest under the Lease prior to the exercise of an Option (whether with or without LESSOR'S consent), such Option and any succeeding Options shall lapse and the Lease Term shall expire as if such Option were not exercised. If LESSEE subleases any portion of the Property or assigns or otherwise transfers any interest of LESSEE under the Lease in accordance with
Article 25 of the Lease after the exercise of an Option and after the commencement of the Extension related to such Option, then the term of the Lease shall expire upon the expiration of the Extension during which such sublease or transfer occurred and only the succeeding Options shall lapse.
B.      CALCULATION  OF  RENT.
     The  Base Rent shall be increased on the first day of the FIRST month(s) of
                                                               -----
the  FIRST  extension(s)  of  the  lease  term (the "rental adjustment date") by
     -----
reference  to the index section 3 of the Lease or the substitute index described
    -
there  in  as  follows:
     1.  Cost  of  Living  Adjustment (Section B(l), below)          ___________
     2.  Fair  Rental  Value  Adjustment  (Section  B(2),  below)    ___________
     3.  Fixed  Adjustment  (Section  2(3),  below)                  ___________
1. Cost of Living Adjustment. The Base Rent shall be increased on the first day of the FIRST month(s) of the FIRST Extension(s) of the Lease Tern (the "Rental
         -----
Adjustment Date") by reference of the index defined in Section 3A of the Lease or the substitute index described in Section 3 of the Lease, as follows: The Base Rent in effect immediately prior to the applicable Rental Adjustment Date (the "Comparison Base Rent") shall be increased by the percentage that the index has increased from the month in which the payment of the Comparison Base Rent commenced through the month in which the applicable Rental Adjustment Date occurs. In no event shall the Base Rent be reduced by reason of such computation.

                                                      Initials:     ____________
                                                                    ____________

LESSOR:                              LESSEE:

FLAMINGO  FOUNTAINS                  NETTAXI  ON-LINE  COMMUNITIES


_______________________________      __________________________________
BARBARA  HOLLAND,                    LESSEE
Authorized  Agent  for  Lessor

_______________________________      __________________________________
DATE                                 NAME  OF  LESSEE

                                     __________________________________
                                     LESSEE

                                    __________________________________
                                    NAME  OF  LESSEE

                                    __________________________________
                                    DATE